                                                                   EXHIBIT 10.50



SILICON VALLEY BANK

                             SUBORDINATION AGREEMENT

CREDITOR(S):                                 BORROWER:


MTI TECHNOLOGY CORPORATION, A                MTI TECHNOLOGY CORPORATION, A
DELAWARE CORPORATION                         DELAWARE CORPORATION


ADDRESS:
     4905 E. LA PALMA AVENUE
     ANAHEIM, CA  92807                      GUARANTOR:

MTI TECHNOLOGY B.V., A COMPANY               MTI TECHNOLOGY B.V., A COMPANY
ORGANIZED UNDER THE LAWS OF THE              ORGANIZED UNDER THE LAWS OF THE
NETHERLANDS AND                              NETHERLANDS AND
SUCCESSOR-IN-INTEREST TO                     SUCCESSOR-IN-INTEREST TO
SUBSTANTIALLY ALL OF THE ASSETS AND          SUBSTANTIALLY ALL OF THE ASSETS AND
LIABILITIES OF MTI TECHNOLOGY                LIABILITIES OF MTI
IRELAND, LTD.                                TECHNOLOGY IRELAND, LTD.

ADDRESS:
     C/O MTI TECHNOLOGY CORPORATION
     4905 E. LA PALMA AVENUE
     ANAHEIM, CA  92807

DATED AS OF NOVEMBER 7, 2001

THIS SUBORDINATION AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon"), whose address is 3003 Tasman Drive, Santa Clara, California 95054, and the creditor(s) named above (individually and collectively, and jointly and severally, the "Creditor").

     1. SUBORDINATION. To induce Silicon in its discretion to extend credit to the above-named borrower (the "Borrower") at any time, in such manner, upon such terms and for such amounts as may be mutually agreeable to Silicon and the Borrower (but without obligation on Silicon's part to do so), which credit is guarantied by the above-named guarantor (the "Guarantor"; the Borrower and the Guarantor are referred to herein, collectively, as the "Obligor"), the Creditor hereby agrees to subordinate and does hereby subordinate payment by the Obligor of any and all indebtedness of the Obligor, now or hereafter incurred, created or evidenced, to the Creditor, however such indebtedness may be hereafter extended, renewed or evidenced (together with all collateral, security and guarantees, if any, for the payment of any such indebtedness) (collectively, the "Junior Debt"), to the payment in full in cash to Silicon of any and all present and future indebtedness, liabilities, guarantees and other obligations, of every kind and description (including without limitation any interest, charges and other sums



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SILICON VALLEY BANK                                      SUBORDINATION AGREEMENT
--------------------------------------------------------------------------------


accruing after the filing of a petition by or against Obligor under the Bankruptcy Code), of the Obligor to Silicon (collectively, the "Senior Debt"), and the Creditor agrees not to ask for, demand, sue for, take or receive any payments with respect to all or any part of the Junior Debt or any security therefor, unless and until all of the Senior Debt have been paid and performed in full, except that if no default or event of default and no event which, with notice or passage of time or both, would constitute a default or event of default, has occurred under any documents or instruments evidencing or relating to the Senior Debt, both before and after giving effect to the following payments, then regularly scheduled payments with respect to the Junior Debt may be made in the ordinary course of business.

The word "indebtedness" is used herein in its most comprehensive sense and includes without limitation any and all present and future loans, advances, credit, debts, obligations, liabilities, representations, warranties, and guarantees, of any kind and nature, absolute or contingent, liquidated or unliquidated, and individual or joint. Creditor represents and warrants to Silicon that the Obligor is now indebted to the Creditor in the amounts set forth on Schedule 1 attached hereto and under the notes and/or documents (if any) described on Schedule 1 attached hereto and that the same is all outstanding indebtedness owing from the Obligor to the Creditor (but the subordination set forth herein shall not be affected by any lack of any such attached Schedule 1).

     2. DISTRIBUTION OF ASSETS. The Creditor further agrees that upon any distribution of the assets or readjustment of the indebtedness of the Obligor whether by reason of liquidation, composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any of the Junior Debt, or the application of the assets of the Obligor to the payment or liquidation thereof, Silicon shall be entitled to receive payment in full in cash of all of the Senior Debt prior to the payment of all or any part of the Junior Debt, and in order to enable Silicon to enforce its rights hereunder in any such action or proceeding, Silicon is hereby irrevocably authorized and empowered in its discretion (but without any obligation on Silicon's part) to make and present for and on behalf of the Creditor such proofs of claim against the Obligor on account of the Junior Debt as Silicon may deem expedient or proper and to vote such proofs of claim in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of the Senior Debt. The Creditor further agrees to execute and deliver to Silicon such assignments or other instruments as may be required by Silicon in order to enable Silicon to enforce any and all such claims and to collect any and all dividends or other payments or disbursements which may be made at any time on account of all and any of the Junior Debt.

     3. TRANSFER OF SUBORDINATED DEBT. The Creditor shall not sell, pledge, assign or otherwise transfer, at any time while this Agreement remains in effect, any rights, claim or interest of any kind in or to any of the Junior Debt, either principal or interest, without first notifying Silicon and making such transfer expressly subject to this Subordination Agreement in form and substance satisfactory to Silicon. The Creditor represents and warrants to Silicon that the Creditor has not sold, pledged, assigned or otherwise transferred any of the Junior Debt, or any interest therein or collateral or security therefor to any other person. The Creditor will concurrently endorse all notes and other written evidence of the Junior Debt with a statement that they are subordinated to the Senior Debt pursuant to the terms of this Agreement, in such form as Silicon shall require, and the Creditor will exhibit the originals of such notes and other written evidence of the Junior Debt to Silicon so that Silicon can confirm that such endorsement has been made (but no failure to do any of the foregoing shall affect the subordination of the Junior Debt provided for herein, which shall be fully effective upon execution of this Agreement).

     4. SILICON'S RIGHTS. This is a continuing agreement of subordination and Silicon may continue, without notice to the Creditor, to extend credit or other accommodation or benefit and loan monies to or for the account of the Obligor in reliance hereon. Silicon may at any time, in its discretion, renew or extend the time of payment of all or any Senior Debt, modify the Senior Debt and any terms or provisions thereof or of any agreement relating thereto, waive or release any collateral which may be held therefor at any time, and make and enter into any such agreement or agreements as Silicon may deem proper or desirable relating to the Senior Debt, without notice to or further consent from the Creditor and without any manner impairing or affecting this Agreement or any of Silicon's rights hereunder. The Creditor waives notice of acceptance hereof, notice of the creation of any Senior Debt, the giving or extension of any credit by Silicon to the Obligor, or the taking, waiving or releasing of any security therefor, or the making of any modifications, and the Creditor waives presentment, demand, protest, notice of protest, notice of default, and all other notices to which the Creditor might otherwise be entitled.

     5. REVIVOR. If, after payment of the Senior Debt, the Obligor thereafter becomes liable to Silicon on account of the Senior Debt, or any payment made on the Senior Debt shall for any reason be returned by Silicon, this Agreement shall thereupon in all respects become effective with respect to such subsequent or reinstated Senior Debt, without the necessity of any further act or agreement between Silicon and the Creditor.

     6. GENERAL. This Agreement sets forth in full all of the representations and agreements of the parties with



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respect to the subject matter hereof and supersedes all prior discussions, representations, agreements and understandings between the parties. This Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. In the event of any litigation between the parties based upon, arising out of, or in any way relating to this Agreement, the prevailing party shall be entitled to recover all of his costs and expenses (including without limitation attorneys' fees) from the non-prevailing party. The parties agree to cooperate fully with each other and take all further actions and execute all further documents from time to time as may be reasonably necessary to carry out the purposes of this Agreement. At Silicon's option, all actions and proceedings based upon, arising out of or relating in any way directly or indirectly to, this Agreement shall be litigated exclusively in courts located within Santa Clara County, California, and Creditor consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery, first-class mail, or any other method permitted by law, and waives any and all rights to transfer or change the venue of any such action or proceeding to any court located outside Santa Clara County, California. This Agreement is being entered into, and shall be governed by the laws of the State of California. This Agreement shall be binding upon the Creditor and its successors and assigns and shall inure to the benefit of Silicon and Silicon's successors and assigns.

     7. MUTUAL WAIVER OF JURY TRIAL. SILICON AND CREDITOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SILICON AND CREDITOR; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF SILICON OR CREDITOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SILICON OR CREDITOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

[remainder of column and page intentionally left blank; signature page immediately follows]



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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

CREDITOR:

     MTI TECHNOLOGY CORPORATION, A
     DELAWARE CORPORATION

     BY  /s/ Paul W. Emery, II
        --------------------------------
     TITLE: Chief Operating Officer
           -----------------------------

     BY  /s/ Thomas P. Raimondi
        --------------------------------
     TITLE: President and Chief Executive
            Officer
           -----------------------------

     MTI TECHNOLOGY B.V., A COMPANY
     ORGANIZED UNDER THE LAWS OF THE
     NETHERLANDS AND SUCCESSOR-IN-INTEREST
     TO SUBSTANTIALLY ALL OF THE ASSETS
     AND LIABILITIES OF MTI TECHNOLOGY
     IRELAND, LTD.


     BY  /s/ Nick Boland
        --------------------------------
     TITLE: Director and Secretary
           -----------------------------

     BY  /s/ Keith Clark
        --------------------------------
     TITLE: Director
           -----------------------------

SILICON:

  SILICON VALLEY BANK

  BY  /s/ Patrick J. O'Donnell
     -----------------------------------
  TITLE: Vice President and Regional
         Market Manager
        --------------------------------

                               OBLIGOR'S AGREEMENT

     The undersigned Obligor hereby acknowledges receipt of a copy of the foregoing Subordination Agreement and agrees not to pay any Junior Debt, except as provided therein. In the event Obligor breaches this Agreement or any of the provisions of the foregoing Subordination Agreement, Obligor agrees that, in addition to all other rights and remedies Silicon has, all of the Senior Debt shall, at Silicon's option and without notice or demand, become immediately due and payable, unless Silicon expressly agrees in writing to waive such breach. No waiver by Silicon of any breach shall be effective unless in writing signed by one of Silicon's authorized officers, and no such waiver shall be deemed to extend to or waive any other or subsequent breach. Obligor further agrees that any default or event of default by Obligor on the Junior Debt or under any present or future instrument or agreement between Obligor and the Creditor shall constitute a default and event of default under all present and future instruments and agreements between Obligor and Silicon. Obligor further agrees that, at any time and from time to time, the foregoing Subordination Agreement may be altered, modified or amended by Silicon and the Creditor without notice to Obligor and without further consent by Obligor.

OBLIGOR:

     MTI TECHNOLOGY CORPORATION, A DELAWARE CORPORATION

     BY  /s/ Paul W. Emery, II
        --------------------------------
     TITLE: Chief Operating Officer
           -----------------------------

     BY  /s/ Thomas P. Raimondi
        --------------------------------
     TITLE:  President and Chief
             Executive Officer
           -----------------------------



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     MTI TECHNOLOGY B.V., A COMPANY
     ORGANIZED UNDER THE LAWS OF THE
     NETHERLANDS AND SUCCESSOR-IN-INTEREST
     TO SUBSTANTIALLY ALL OF THE ASSETS
     AND LIABILITIES OF MTI TECHNOLOGY
     IRELAND, LTD.


     BY     /s/ Nick Boland
        --------------------------------
     TITLE: Director and Secretary
           -----------------------------

     BY     /s/ Keith Clark
        --------------------------------
     TITLE: Director
           -----------------------------



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                                   SCHEDULE 1


None.




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